Exhibit 1




                             JOINT FILING AGREEMENT

     In accordance with Rule 13d-1(f) under the Securities Exchange Act of
1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Entities (as such term is defined in the Schedule 13G) on behalf of each of them of a statement on Schedule 13G (including amendments thereto) with respect to the Common stock, $0.01 par value per share per share, of New Senior Investment Group Inc., and that this Agreement is included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 10th day of December, 2014.


                                            LEVIN CAPITAL STRATEGIES, L.P.

                                            By:/s/ JOHN A. LEVIN
                                            --------------------------
                                                  John A. Levin
                                           Chairman and Chief Executive Officer


                                            LCS, LLC

                                            BY:/s/ JOHN A. LEVIN
                                            ------------------------
                                                  John A. Levin
                                                  General Partner



                                            LCS L/S, LLC

                                            BY:/s/ John A. Levin
                                            ------------------------
                                                   John A. Levin
                                                   General Partner



					    LCS EVENT PARTNERS, LLC

                                            BY:/s/ JOHN A. LEVIN
                                            ------------------------
                                                  John A. Levin
                                                  General Partner



                                            By:/s/ JOHN A. LEVIN
                                            ------------------------
                                                   John A. Levin